EXHIBIT 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment to the Annual Report on Form 10-K of THL Credit, Inc. (the “Registrant”) for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Flynn, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ CHRISTOPHER J. FLYNN
Name:	Christopher J. Flynn
Title:	Chief Executive Officer
Date:	March 30, 2020